Business Combinations (Details) - Schedule of estimated fair values of the assets acquired and liabilities - Goodkind Group, LLC [Member] $ in Thousands	Aug. 23, 2022 USD ($)
Business Combinations (Details) - Schedule of estimated fair values of the assets acquired and liabilities [Line Items]
Net assets, excluding $147 of cash acquired	$ 3,177
Customer relationships, net of deferred tax liabilities	3,901
Goodwill	4,404
Total assets acquired	$ 11,482